UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 25, 2007

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2007, IPC Holdings, Ltd. (the “Company”) announced its financial results for the fiscal quarter ended June 30, 2007. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of IPC Holdings, Ltd. under the Securities Act of 1933 or the Exchange Act.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 25, 2007, the Company announced that Dr. the Honourable Clarence E. James, a member of the board of directors of the Company (the “Board”), would retire from the Board and from the board of directors of IPCRe Limited (“IPCRe”) with immediate effect. Dr. James’s decision is not as a result of any disagreement with the Company or its management.

On July 25, 2007, the Board appointed Mr. Mark R. Bridges and Mr. L. Anthony Joaquin as directors of the Company and of IPCRe. Effective also as of July 25, 2007, Mr. Bridges was appointed a member of the Compensation Committee and the Nominating Committee and Mr. Joaquin was appointed a member of the Audit Committee and the Investment Committee.

As of July 25, 2007, the Board reconstituted the committees, as follows:

Audit Committee: Peter S. Christie, Kenneth L. Hammond (Chairman), L. Anthony Joaquin, Antony P.D. Lancaster and Frank Mutch

Compensation Committee: Mark R. Bridges, Peter S. Christie (Chairman), Kenneth L. Hammond and Frank Mutch

Executive Committee: James P. Bryce, Kenneth L. Hammond and Frank Mutch (Chairman)

Investment Committee: Peter S. Christie, Kenneth L. Hammond, L. Anthony Joaquin and Antony P.D. Lancaster (Chairman)

Nominating Committee: Mark R. Bridges, Kenneth L. Hammond, Antony P.D. Lancaster and Frank Mutch (Chairman)

On July 25, 2007, the Board terminated the IPC Holdings, Ltd. 2003 Stock Incentive Plan (the “Plan”) pursuant to its terms with respect to the Company’s common shares not currently subject to outstanding awards thereunder. The Plan provided for the issuance of restricted stock units to officers and other employees and was approved by the Company’s shareholders on June 13, 2003. The Company’s 2007 Incentive Plan that was approved by the shareholders at the Annual General Meeting held on June 22, 2007 was designed to replace the Plan.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description
99.1	Press release of IPC Holdings, Ltd. issued July 25, 2007 reporting on the Company’s financial results for the fiscal quarter ended June 30, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

IPC HOLDINGS, LTD.

By	/s/ James Bryce
James P. Bryce
President and Chief Executive Officer

Date: July 25, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of IPC Holdings, Ltd. issued July 25, 2007 reporting on the Company’s financial results for the fiscal quarter ended June 30, 2007.

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